UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  July 28, 2003

AMN Healthcare Services, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-16753	06-1500476
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

12235 El Camino Real, Suite 200 San Diego, California		92130
(Address of principal executive offices)		(Zip Code)

(858) 792-0711

(registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS

(c)    Exhibits

         See Exhibit Index.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 28, 2003, we reported our second quarter 2003 results. Our second quarter 2003 results are discussed in detail in the press release attached hereto as Exhibit 99, which is incorporated by reference in its entirety.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMN Healthcare Services, Inc.

By:	/S/ DONALD R. MYLL
Donald R. Myll Chief Accounting Officer and Chief Financial Officer

Date:  July 28, 2003

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release: AMN Healthcare Services, Inc. Reports Second Quarter Results